UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number	811- 7502

Dreyfus International Funds, Inc.
(Exact name of Registrant as specified in charter)

c/o The Dreyfus Corporation 200 Park Avenue New York, New York 10166
(Address of principal executive offices) (Zip code)

Janette E. Farragher, Esq. 200 Park Avenue New York, New York 10 166
(Name and address of agent for service)

Registrant's telephone number, including area code:	(212) 922-6000

Date of fiscal year end:	8/31
Date of reporting period:	8/31/2012

The following N-CSR relates only to the Registrant's series listed below and does not affect the other series of the Registrant, which has a different fiscal year end and, therefore, different N-CSR reporting requirements.  A separate N-CSR Form will be filed for the remaining series as appropriate.

Dreyfus Brazil Equity Fund

FORM N-CSR

Item 1.                        Reports to Stockholders.

Dreyfus

Brazil Equity Fund

ANNUAL REPORT August 31, 2012

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The views expressed in this report reflect those of the portfolio manager only through the end of the period covered and do not necessarily represent the views of Dreyfus or any other person in the Dreyfus organization. Any such views are subject to change at any time based upon market or other conditions and Dreyfus disclaims any responsibility to update such views.These views may not be relied on as investment advice and, because investment decisions for a Dreyfus fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Dreyfus fund.

Not FDIC-Insured • Not Bank-Guaranteed • May Lose Value

Contents

THE FUND
2	A Letter from the Chairman and CEO
3	Discussion of Fund Performance
6	Fund Performance
8	Understanding Your Fund’s Expenses
8	Comparing Your Fund’s Expenses
With Those of Other Funds
9	Statement of Investments
12	Statement of Assets and Liabilities
13	Statement of Operations
14	Statement of Changes in Net Assets
16	Financial Highlights
19	Notes to Financial Statements
31	Report of Independent Registered
Public Accounting Firm
32	Important Tax Information
33	Proxy Results
34	Information About the Renewal
of the Fund’s Management and
Sub-Investment Advisory Agreements
39	Board Members Information
41	Officers of the Fund

FOR MORE INFORMATION

Back Cover

Dreyfus
Brazil Equity Fund

The Fund

A LETTER FROM THE CHAIRMAN AND CEO

Dear Shareholder:

We are pleased to present this annual report for Dreyfus Brazil Equity Fund, covering the 12-month period from September 1, 2011, through August 31, 2012. For information about how the fund performed during the reporting period, as well as general market perspectives, we provide a Discussion of Fund Performance on the pages that follow.

While they produced flat returns, on average, for the past year overall, international equities proved unusually volatile as prices rose and fell according to investors’ changing expectations of global economic conditions. Europe has remained under severe economic pressure due to a persistent debt crisis and austerity-oriented fiscal policies adopted by many governments. In Japan, a strengthening currency dampened export activity and economic growth. The emerging markets have posted a slower rate of growth, reducing demand for industrial commodities and other goods and services. In contrast, the U.S. economy has grown relatively steadily, albeit at about half the average rate achieved in prior domestic recoveries.

Choppy economic conditions appear likely to persist over the foreseeable future. On one hand, the global economy has responded to a variety of stimulative measures, most notably aggressively accommodative monetary policies in most major markets. On the other hand, headwinds emanating from Europe and China may continue to weigh on economic growth and investor sentiment. Indeed, the ability of governments and economic policymakers to address these issues could go a long way toward shaping the 2013 market environment.As always, we urge you to speak regularly with your financial advisor to discuss how changing global economic conditions may affect your investments.

Thank you for your continued confidence and support.

Jonathan R. Baum
Chairman and Chief Executive Officer
The Dreyfus Corporation
September 17, 2012

DISCUSSION OF FUND PERFORMANCE

For the period of September 1, 2011, through August 31, 2012, as provided by Rogério Poppe, CFA, and Bruno de Godoy Garcia, CFA, co-primary portfolio managers, BNY Mellon ARX Investimentos Ltda., sub-investment adviser

Fund and Market Performance Overview

For the 12-month period ended August 31, 2012, Dreyfus Brazil Equity Fund’s Class A shares produced a total return of –10.60%, Class C shares returned –11.30% and Class I shares returned –10.41%.1 This compares with a –14.44% total return produced by the Morgan Stanley Capital International 10/40 Brazil NR Index (the “Index”), the fund’s benchmark, for the same period.2 Please note that the fund’s portfolio managers do not use benchmark indices as a tool for active portfolio management.

Disappointing economic conditions in global and domestic markets dampened business activity in Brazil over the reporting period, sparking steep stock market declines.The fund produced higher returns than its benchmark, primarily due to strong stock selections in the energy, industrials, utilities and properties sectors.

The Fund’s Investment Approach

The fund seeks long-term capital growth. To pursue its goal, the fund normally invests at least 80% of its net assets in equity securities of companies based, principally trading or doing significant business in Brazil. We seek companies with sustainable earnings, attractive valuations and high dividend yields that indicate the potential for sustainable capital growth.The fund’s portfolio is built through a combination of quantitative and fundamental “bottom-up” research, and an understanding of local/regional macroeconomic trends.

The investment process starts with a quantitative analysis where we identify and analyze approximately 200 stocks listed on the São Paulo Stock, Mercantile & Futures Exchange (BM&FBOVESPA). Approximately 50 to 60 of those stocks are selected for further fundamental analysis, resulting in 20 to 35 qualifying stocks for investment. Finally, we define exposure limits and weights to each stock selected, meeting our quantitative and fundamental criteria.

Markets Reacted Sharply to Economic Developments

The reporting period began with stock market declines throughout the world. One credit-rating agency’s downgrade of long-term U.S. govern-

The Fund 3

DISCUSSION OF FUND PERFORMANCE (continued)

ment debt, an intensifying European debt crisis and inflationary pressures in China triggered a global flight away from stocks and other risky assets over the final months of 2011. While Brazil’s economy continued to grow, its currency, the Brazilian Real, appreciated relatively to most other major currencies, making its exports less attractive to overseas buyers. Consequently, certain industry groups in Brazil, most notably the materials, industrials and energy sectors, were impacted by decreased exports.

Fortunately, by the start of 2012, stocks in many international markets were rallying amid U.S. employment gains, LTRO (Long Term Refinancing Operation) in Europe and less restrictive monetary and fiscal policies in China. In Brazil, policymakers also reduced short-term interest rates in an effort to stimulate greater domestic growth, a move that benefited some of the country’s more domestically oriented industry groups, including the consumer staples and consumer discretionary sectors. Utilities and properties companies also fared relatively well as investors sought higher levels of dividend income when interest rates fell.

Later in the reporting period, the Brazilian government enacted tax breaks for some industry groups in an effort to increase local production competitiveness. These measures proved relatively effective, helping to trigger a rebound in some of the market sectors that were punished during the 2011 downturn.

Stock Selections Buoyed Fund Performance

The fund’s bottom-up stock selection process worked relatively well in this difficult market environment. As an example, in the energy sector, fuel distributor Ultrapar Participacoes,ADR, which was sold during the reporting period, advanced on the strength of stable cash flows, steady revenues and lower operating costs.A number of the fund’s holdings in the industrials sector benefited from tax cuts for the automobile industry, including auto parts suppliers Mahle-Metal Leve and Autometal. Meanwhile, electric utility Cia Paranaense de Energia, ADR, and mall developer Aliansce Shopping Centers attracted investors’ interest with high dividend yields, positive cash flows and inflation-linked revenue streams.

Disappointments during the reporting period included metals producers such as Vale, ADR, which suffered as commodity prices declined. National oil company Petroleo Brasileiro,ADR, Cl.A was undermined by government restrictions on gasoline price hikes, forcing the company to sell fuel at a loss. Finally, the telecommunications services sector gave back some of its 2011 gains when capital expenditures increased, hampering carriers Oi,ADR and Telefonica Brasil,ADR.

A More Constructive Investment Posture

As of the reporting period’s end, we are guardedly optimistic about the prospects for Brazil’s economy and stock market.We expect domestic growth to accelerate if interest rates continue to fall. Meanwhile, central banks in Europe and the United States have adopted aggressively accommodative monetary policies, which could help spur global growth and demand for exports.

In anticipation of a more constructive market environment, we added several new positions to the portfolio, including companies in the insurance, aircraft manufacturing, paper, port operations and capital markets industries. Conversely, we have reduced exposure to metals-and-mining companies, oil producers and other companies where earnings are closely tied to commodity prices.

September 17, 2012

Emerging markets such as those of Brazil tend to be more volatile than the markets of more mature economies, and generally have less diverse and less mature economic structures and less stable political systems than those of developed countries.The securities of companies located in emerging markets are often subject to rapid and large changes in price.An investment in this fund should be considered only as a supplement to a complete investment program.
The fund’s concentration in securities of companies in Brazil could cause the fund’s performance to be more volatile than that of a more geographically diversified fund.
Equity funds are subject generally to market, market sector, market liquidity, issuer and investment style risks, among other factors, to varying degrees, all of which are more fully described in the fund’s prospectus.
The fund’s performance will be influenced by political, social and economic factors affecting investments in foreign companies. Special risks associated with investments in foreign companies include exposure to currency fluctuations, less liquidity, less developed or less efficient trading markets, lack of comprehensive company information, political instability and differing auditing and legal standards.These risks are enhanced in emerging market countries.

1 Total return includes reinvestment of dividends and any capital gains paid, and does not take into consideration the maximum initial sales charge in the case of Class A shares, or the applicable contingent deferred sales charge imposed on redemptions in the case of Class C shares. Had these charges been reflected, returns would have been lower. Past performance is no guarantee of future results. Share price and investment return fluctuate such that upon redemption fund shares may be worth more or less than their original cost.
2 SOURCE: FACTSET — Reflects reinvestment of dividends and, where applicable, capital gain
distributions.The Morgan Stanley Capital International (MSCI) 10/40 Brazil NR Index is an
unmanaged index designed to track the performance of stocks traded primarily on the Sao Paulo
Stock, Mercantile & Futures Exchange (BM&FBOVESPA). Index return does not reflect fees and expenses associated with operating a mutual fund. Investors cannot invest directly in any index.

The Fund 5

FUND PERFORMANCE

Comparison of change in value of $10,000 investment in Dreyfus Brazil Equity Fund Class A shares, Class C shares and Class I shares and the Morgan Stanley Capital International 10/40
Brazil NR Index

† Source: FactSet
Past performance is not predictive of future performance.
The above graph compares a $10,000 investment made in each of the Class A, Class C and Class I shares of
Dreyfus Brazil Equity Fund on 10/1/09 (inception date) to a $10,000 investment made in the Morgan Stanley
Capital International 10/40 Brazil NR Index (the “Index”) on that date. All dividends and capital gain distributions are reinvested.
The fund’s performance shown in the line graph above takes into account the maximum initial sales charge on Class A shares and all other applicable fees and expenses on all classes.The Index is an unmanaged index designed to track the performance of stocks traded primarily on the Sao Paulo Stock, Mercantile & Futures Exchange (BM&FBOVESPA).
Unlike a mutual fund, the Index is not subject to charges, fees and other expenses. Investors cannot invest directly in any
index.These factors can contribute to the Index potentially outperforming the fund. Further information relating to fund expenses, including expense reimbursements, if applicable, is contained in the Financial Highlights section of the prospectus and elsewhere in this report.

Average Annual Total Returns as of 8/31/12

	Inception			From
	Date	1	Year	Inception
Class A shares
with maximum sales charge (5.75%)	10/1/09	–15.74%		–1.09%
without sales charge	10/1/09	–10.60%		0.93%
Class C shares
with applicable redemption charge †	10/1/09	–12.18%		0.25%
without redemption	10/1/09	–11.30%		0.25%
Class I shares	10/1/09	–10.41%		1.17%
Morgan Stanley Capital International
10/40 Brazil NR Index	9/30/09	–14.44%		–1.43%††

Past performance is not predictive of future performance.The fund’s performance shown in the graph and table does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

† The maximum contingent deferred sales charge for Class C shares is 1% for shares redeemed within one year of the date of purchase.
†† For comparative purposes, the value of the Index as of 9/30/09 is used as the beginning value on 10/1/09.

TheFund 7

UNDERSTANDING YOUR FUND’S EXPENSES (Unaudited)

As a mutual fund investor, you pay ongoing expenses, such as management fees and other expenses. Using the information below, you can estimate how these expenses affect your investment and compare them with the expenses of other funds.You also may pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial adviser.

Review your fund’s expenses

The table below shows the expenses you would have paid on a $1,000 investment in Dreyfus Brazil Equity Fund from March 1, 2012 to August 31, 2012. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

Expenses and Value of a $1,000 Investment
assuming actual returns for the six months ended August 31, 2012

	Class A	Class C	Class I
Expenses paid per $1,000†	$10.26	$13.92	$9.53
Ending value (after expenses)	$831.10	$827.50	$831.40

COMPARING YOUR FUND’S EXPENSES WITH THOSE OF OTHER FUNDS (Unaudited)

Using the SEC’s method to compare expenses

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the table below shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total cost) of investing in the fund with those of other funds.All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

Expenses and Value of a $1,000 Investment
assuming a hypothetical 5% annualized return for the six months ended August 31, 2012

	Class A	Class C	Class I
Expenses paid per $1,000†	$11.29	$15.31	$10.48
Ending value (after expenses)	$1,013.93	$1,009.90	$1,014.73

† Expenses are equal to the fund’s annualized expense ratio of 2.23% for Class A, 3.03% for Class C and
2.07% for Class I, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

STATEMENT OF INVESTMENTS

August 31, 2012

Common Stocks—66.5%	Shares		Value ($)
Consumer Discretionary—11.3%
Autometal	64,590		620,476
Localiza Rent a Car	60,168		1,061,143
Mahle-Metal Leve	31,400		348,047
Positivo Informatica	61,800	[a]	166,229
Santos Brasil Participacoes	59,879		994,099
Technos	72,631		703,088
			3,893,082
Consumer Staples—5.3%
Marfrig Alimentos	144,498	[a]	818,625
Natura Cosmeticos	39,987		1,002,679
			1,821,304
Energy—4.4%
Petroleo Brasileiro, ADR, Cl. A	73,630		1,515,306
Financial—14.4%
Aliansce Shopping Centers	93,010		929,688
Banco Bradesco, ADR	66,440		1,090,945
Banco do Brasil	108,871		1,243,229
BM&FBovespa	92,761		491,246
Porto Seguro	63,016		581,763
Sonae Sierra Brasil	41,665		619,874
			4,956,745
Industrial—2.3%
Embraer	92,470		637,756
Embraer, ADR	6,200		167,090
			804,846
Materials—9.7%
Gerdau, ADR	17,900		159,847
Ultrapar Participacoes, ADR	94,505		2,067,769
Vale, ADR	69,238		1,116,117
			3,343,733
Telecommunication Services—7.7%
Oi, ADR	283,191		1,053,471
Telefonica Brasil, ADR	75,110		1,605,101
			2,658,572

The Fund 9

STATEMENT OF INVESTMENTS (continued)

Common Stocks (continued)	Shares	Value ($)
Utilities—11.4%
AES Tiete	63,637	723,867
Cia Paranaense de Energia, ADR	78,000	1,387,620
EDP—Energias do Brasil	148,341	947,821
Tractebel Energia	53,869	895,915
		3,955,223
Total Common Stocks
(cost $24,390,346)		22,948,811

Preferred Stocks—32.6%
Consumer Discretionary—6.4%
Alpargatas	106,882	690,292
Lojas Americanas	210,602	1,515,787
		2,206,079
Energy—4.3%
Petroleo Brasileiro	144,082	1,472,832
Financial—9.3%
Banco Bradesco	56	910
Bradespar	54,300	708,877
Itausa—Investimentos Itau	541,907	2,496,099
		3,205,886
Materials—7.8%
Gerdau	97,727	864,180
Metalurgica Gerdau	46,110	504,736
Suzano Papel e Celulose, Cl. A	484,216	1,073,438
Vale	15,632	255,515
		2,697,869
Telecommunication Services—2.3%
Oi	206,680	785,015
Telefonica Brasil	457	9,906
		794,921

Preferred Stocks (continued)		Shares	Value ($)
Utilities—2.5%
Cia de Gas de Sao Paulo, Cl. A		21,626	485,277
Cia Paranaense de Energia, Cl. B		21,448	384,498
			869,775
Total Preferred Stocks
(cost $13,282,420)			11,247,362
Total Investments (cost $37,672,766)		99.1%	34,196,173
Cash and Receivables (Net)		.9%	311,541
Net Assets		100.0%	34,507,714

ADR—American Depository Receipts
a Non-income producing security.

Portfolio Summary (Unaudited)†
	Value (%)		Value (%)
Financial	23.7	Energy	8.7
Consumer Discretionary	17.7	Consumer Staples	5.3
Materials	17.5	Industrial	2.3
Utilities	13.9
Telecommunication Services	10.0		99.1

† Based on net assets.
See notes to financial statements.

The Fund 11

STATEMENT OF ASSETS AND LIABILITIES

August 31, 2012

		Cost	Value
Assets ($):
Investments in securities—See Statement of Investments		37,672,766	34,196,173
Cash			43,965
Cash denominated in foreign currencies		51,858	52,262
Receivable for investment securities sold			369,405
Dividends receivable			153,612
Receivable for shares of Common Stock subscribed			15,987
Prepaid expenses			28,382
			34,859,786
Liabilities ($):
Due to The Dreyfus Corporation and affiliates—Note 3(c)			64,027
Payable for investment securities purchased			191,447
Payable for shares of Common Stock redeemed			25,440
Accrued expenses			71,158
			352,072
Net Assets ($)			34,507,714
Composition of Net Assets ($):
Paid-in capital			40,260,808
Accumulated undistributed investment income—net			931,848
Accumulated net realized gain (loss) on investments			(3,207,528)
Accumulated net unrealized appreciation (depreciation)
on investments and foreign currency transactions			(3,477,414)
Net Assets ($)			34,507,714

Net Asset Value Per Share
	Class A	Class C	Class I
Net Assets ($)	24,323,930	5,082,377	5,101,407
Shares Outstanding	1,954,170	410,668	408,758
Net Asset Value Per Share ($)	12.45	12.38	12.48

See notes to financial statements.

STATEMENT OF OPERATIONS
Year Ended August 31, 2012

Investment Income ($):
Income:
Cash dividends (net of $111,348 foreign taxes withheld at source):
Unaffiliated issuers	2,285,059
Affiliated issuers	870
Interest	2,030
Total Income	2,287,959
Expenses:
Management fee—Note 3(a)	514,008
Shareholder servicing costs—Note 3(c)	175,438
Professional fees	65,683
Custodian fees—Note 3(c)	48,139
Registration fees	46,847
Distribution fees—Note 3(b)	42,439
Prospectus and shareholders’ reports	30,000
Directors’ fees and expenses—Note 3(d)	3,046
Loan commitment fees—Note 2	403
Interest expense—Note 2	302
Miscellaneous	14,332
Total Expenses	940,637
Less—reduction in fees due to earnings credits—Note 3(c)	(54)
Net Expenses	940,583
Investment Income—Net	1,347,376
Realized and Unrealized Gain (Loss) on Investments—Note 4 ($):
Net realized gain (loss) on investments and foreign currency transactions	(2,541,593)
Net realized gain (loss) on forward foreign currency exchange contracts	(72,058)
Net Realized Gain (Loss)	(2,613,651)
Net unrealized appreciation (depreciation) on
investments and foreign currency transactions	(3,971,562)
Net Realized and Unrealized Gain (Loss) on Investments	(6,585,213)
Net (Decrease) in Net Assets Resulting from Operations	(5,237,837)

See notes to financial statements.

The Fund 13

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended August 31,
	2012	2011
Operations ($):
Investment income—net	1,347,376	785,802
Net realized gain (loss) on investments	(2,613,651)	(325,004)
Net unrealized appreciation
(depreciation) on investments	(3,971,562)	(237,583)
Net Increase (Decrease) in Net Assets
Resulting from Operations	(5,237,837)	223,215
Dividends to Shareholders from ($):
Investment income—net:
Class A Shares	(352,089)	(183,581)
Class C Shares	(13,442)	(14,266)
Class I Shares	(85,982)	(48,441)
Net realized gain on investments:
Class A Shares	(306,693)	(17,824)
Class C Shares	(56,416)	(3,754)
Class I Shares	(62,024)	(3,670)
Total Dividends	(876,646)	(271,536)
Capital Stock Transactions ($):
Net proceeds from shares sold:
Class A Shares	9,740,556	24,206,287
Class C Shares	1,366,210	4,238,794
Class I Shares	8,167,125	8,318,672
Dividends reinvested:
Class A Shares	641,651	170,363
Class C Shares	68,647	14,102
Class I Shares	143,662	39,276
Cost of shares redeemed:
Class A Shares	(15,216,901)	(9,782,265)
Class C Shares	(2,148,035)	(1,111,957)
Class I Shares	(9,503,348)	(4,706,078)
Increase (Decrease) in Net Assets
from Capital Stock Transactions	(6,740,433)	21,387,194
Total Increase (Decrease) in Net Assets	(12,854,916)	21,338,873
Net Assets ($):
Beginning of Period	47,362,630	26,023,757
End of Period	34,507,714	47,362,630
Undistributed investment income—net	931,848	195,588

	Year Ended August 31,
	2012	2011
Capital Share Transactions:
Class A
Shares sold	738,407	1,608,205
Shares issued for dividends reinvested	51,644	11,230
Shares redeemed	(1,177,196)	(675,865)
Net Increase (Decrease) in Shares Outstanding	(387,145)	943,570
Class C
Shares sold	103,934	284,385
Shares issued for dividends reinvested	5,527	932
Shares redeemed	(170,505)	(75,309)
Net Increase (Decrease) in Shares Outstanding	(61,044)	210,008
Class I
Shares sold	586,067	548,448
Shares issued for dividends reinvested	11,548	2,584
Shares redeemed	(700,459)	(318,002)
Net Increase (Decrease) in Shares Outstanding	(102,844)	233,030

See notes to financial statements.

The Fund 15

FINANCIAL HIGHLIGHTS

The following tables describe the performance for each share class for the fiscal periods indicated.All information (except portfolio turnover rate) reflects financial results for a single fund share.Total return shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions.These figures have been derived from the fund’s financial statements.

		Year Ended August 31,
Class A Shares	2012	2011	2010	[a]
Per Share Data ($):
Net asset value, beginning of period	14.26	13.43	12.50
Investment Operations:
Investment income—net[b]	.44	.29	.06
Net realized and unrealized
gain (loss) on investments	(1.95)	.65	.85
Total from Investment Operations	(1.51)	.94	.91
Distributions:
Dividends from investment income—net	(.16)	(.10)	—
Dividends from net realized gain on investments	(.14)	(.01)	—
Total Distributions	(.30)	(.11)	—
Proceeds from redemption fees	—	—	.02
Net asset value, end of period	12.45	14.26	13.43
Total Return (%)[c]	(10.60)	6.97	7.44	[d]
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	2.21	2.08	3.48	[e]
Ratio of net expenses to average net assets	2.21	2.08	2.50	[e]
Ratio of net investment income
to average net assets	3.35	1.90	.49	[e]
Portfolio Turnover Rate	38.60	49.44	122.59	[d]
Net Assets, end of period ($ x 1,000)	24,324	33,376	18,774

a From October 1, 2009 (commencement of operations) to August 31, 2010.
b Based on average shares outstanding at each month end.
c Exclusive of sales charge.
d Not annualized.
e Annualized.

See notes to financial statements.

		Year Ended August 31,
Class C Shares	2012	2011	2010	[a]
Per Share Data ($):
Net asset value, beginning of period	14.15	13.38	12.50
Investment Operations:
Investment income (loss)—net[b]	.34	.17	(.03)
Net realized and unrealized
gain (loss) on investments	(1.94)	.65	.89
Total from Investment Operations	(1.60)	.82	.86
Distributions:
Dividends from investment income—net	(.03)	(.04)	—
Dividends from net realized gain on investments	(.14)	(.01)	—
Total Distributions	(.17)	(.05)	—
Proceeds from redemption fees	—	—	.02
Net asset value, end of period	12.38	14.15	13.38
Total Return (%)[c]	(11.30)	6.17	6.96	[d]
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	3.00	2.87	4.40	[e]
Ratio of net expenses to average net assets	3.00	2.87	3.25	[e]
Ratio of net investment income
(loss) to average net assets	2.58	1.14	(.28)	[e]
Portfolio Turnover Rate	38.60	49.44	122.59	[d]
Net Assets, end of period ($ x 1,000)	5,082	6,672	3,501

a From October 1, 2009 (commencement of operations) to August 31, 2010.
b Based on average shares outstanding at each month end.
c Exclusive of sales charge.
d Not annualized.
e Annualized.

See notes to financial statements.

The Fund 17

FINANCIAL HIGHLIGHTS (continued)

		Year Ended August 31,
Class I Shares	2012	2011	2010	[a]
Per Share Data ($):
Net asset value, beginning of period	14.30	13.46	12.50
Investment Operations:
Investment income—net[b]	.47	.33	.07
Net realized and unrealized
gain (loss) on investments	(1.96)	.65	.87
Total from Investment Operations	(1.49)	.98	.94
Distributions:
Dividends from investment income—net	(.19)	(.13)	—
Dividends from net realized gain on investments	(.14)	(.01)	—
Total Distributions	(.33)	(.14)	—
Proceeds from redemption fees	—	—	.02
Net asset value, end of period	12.48	14.30	13.46
Total Return (%)	(10.41)	7.31	7.60	[c]
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	2.01	1.85	3.28	[d]
Ratio of net expenses to average net assets	2.01	1.85	2.25	[d]
Ratio of net investment income
to average net assets	3.54	2.17	.58	[d]
Portfolio Turnover Rate	38.60	49.44	122.59	[c]
Net Assets, end of period ($ x 1,000)	5,101	7,314	3,749

a From October 1, 2009 (commencement of operations) to August 31, 2010.
b Based on average shares outstanding at each month end.
c Not annualized.
d Annualized.

See notes to financial statements.

NOTES TO FINANCIAL STATEMENTS

NOTE 1—Significant Accounting Policies:

Dreyfus Brazil Equity Fund (the “fund”) is a separate non-diversified series of Dreyfus International Funds, Inc. (the “Company”) which is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company and operates as a series company that offers two series, including the fund. The fund’s investment objective is to seek long-term capital growth. The Dreyfus Corporation (the “Manager” or “Dreyfus”), a wholly-owned subsidiary of The Bank of New York Mellon Corporation (“BNY Mellon”), serves as the fund’s investment adviser. BNY Mellon ARX Investimentos Ltda. (“BNY Mellon ARX”), an affiliate of Dreyfus, serves as the fund’s sub-investment adviser.

MBSC Securities Corporation (the “Distributor”), a wholly-owned subsidiary of Dreyfus, is the distributor of the fund’s shares.The fund is authorized to issue 100 million shares of $.001 par value Common Stock.The fund currently offers three classes of shares: Class A (50 million shares authorized), Class C (25 million shares authorized) and Class I (25 million shares authorized). Class A shares are subject to a sales charge imposed at the time of purchase. Class C shares are subject to a contingent deferred sales charge (“CDSC”) imposed on Class C shares redeemed within one year of purchase. Class I shares are sold at net asset value per share only to institutional investors. Other differences between the classes include the services offered to and the expenses borne by each class, the allocation of certain transfer agency costs and certain voting rights. Income, expenses (other than expenses attributable to a specific class), and realized and unrealized gains or losses on investments are allocated to each class of shares based on its relative net assets.

The Fund 19

NOTES TO FINANCIAL STATEMENTS (continued)

The Company accounts separately for the assets, liabilities and operations of each series. Expenses directly attributable to each series are charged to that series’ operations; expenses which are applicable to all series are allocated among them on a pro rata basis.

The Financial Accounting Standards Board (“FASB”) Accounting Standards Codification is the exclusive reference of authoritative U.S. generally accepted accounting principles (“GAAP”) recognized by the FASB to be applied by nongovernmental entities. Rules and interpretive releases of the Securities and Exchange Commission (“SEC”) under authority of federal laws are also sources of authoritative GAAP for SEC registrants. The fund’s financial statements are prepared in accordance with GAAP, which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

The Company enters into contracts that contain a variety of indemnifications.The fund’s maximum exposure under these arrangements is unknown.The fund does not anticipate recognizing any loss related to these arrangements.

(a) Portfolio valuation: The fair value of a financial instrument is the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (i.e., the exit price). GAAP establishes a fair value hierarchy that prioritizes the inputs of valuation techniques used to measure fair value.This hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements).

Additionally, GAAP provides guidance on determining whether the volume and activity in a market has decreased significantly and whether such a decrease in activity results in transactions that are not orderly. GAAP requires enhanced disclosures around valuation inputs and techniques used during annual and interim periods.

Various inputs are used in determining the value of the fund’s investments relating to fair value measurements.These inputs are summarized in the three broad levels listed below:

Level 1—unadjusted quoted prices in active markets for identical investments.

Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.).

Level 3—significant unobservable inputs (including the fund’s own assumptions in determining the fair value of investments).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. Valuation techniques used to value the fund’s investments are as follows:

Investments in securities are valued at the last sales price on the securities exchange or national securities market on which such securities are primarily traded. Securities listed on the National Market System for which market quotations are available are valued at the official closing price or, if there is no official closing price that day, at the last sales price. Securities not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices, except for open short positions, where the asked price is used for valuation purposes. Bid price is used when no asked price is available. Registered investment companies that are not traded on an exchange are valued at their net asset value.All of the preceding securities are categorized within Level 1 of the fair value hierarchy.

Fair valuing of securities may be determined with the assistance of a pricing service using calculations based on indices of domestic securities and other appropriate indicators, such as prices of relevant ADRs

The Fund 21

NOTES TO FINANCIAL STATEMENTS (continued)

and financial futures. Utilizing these techniques may result in transfers between Level 1 and Level 2 of the fair value hierarchy.

When market quotations or official closing prices are not readily available, or are determined not to reflect accurately fair value, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded (for example, a foreign exchange or market), but before the fund calculates its net asset value, the fund may value these investments at fair value as determined in accordance with the procedures approved by the Company’s Board of Directors. Certain factors may be considered when fair valuing investments such as: fundamental analytical data, the nature and duration of restrictions on disposition, an evaluation of the forces that influence the market in which the securities are purchased and sold, and public trading in similar securities of the issuer or comparable issuers.These securities are either categorized as Level 2 or 3 depending on the relevant inputs used.

For restricted securities where observable inputs are limited, assumptions about market activity and risk are used and are categorized within Level 3 of the fair value hierarchy.

Investments denominated in foreign currencies are translated to U.S. dollars at the prevailing rates of exchange.

Forward foreign currency exchange contracts (“forward contracts”) are valued at the forward rate. These securities are generally categorized within Level 2 of the fair value hierarchy.

The following is a summary of the inputs used as of August 31, 2012 in valuing the fund’s investments:

		Level 2—Other	Level 3—
	Level 1—	Significant	Significant
	Unadjusted	Observable	Unobservable
	Quoted Prices	Inputs	Inputs	Total
Assets ($)
Investments in Securities:
Equity Securities—Foreign
Common Stocks†	22,948,811	—	—	22,948,811
Preferred Stocks†	11,247,362	—	—	11,247,362

† See Statement of Investments for additional detailed categorizations.

At August 31, 2012, there were no transfers between Level 1 and Level 2 of the fair value hierarchy.

(b) Foreign currency transactions: The fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in the market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized on securities transactions between trade and settlement date, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments resulting from changes in exchange rates. Foreign currency gains and losses on investments are included with net realized and unrealized gain or loss on investments.

(c) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gains and losses from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income, including, where applicable, accretion of discount and amortization of premium on investments, is recognized on the accrual basis.

(d) Risk:The fund follows an investment policy of investing primarily in the securities of Brazilian issuers and other investments that are tied economically to Brazil. Because the fund’s investments are concentrated in Brazil, the fund’s performance is influenced by political, social and economic factors within Brazil and can be more volatile than the performance of more geographically diversified funds.

Investing in foreign markets may involve special risks and considerations not typically associated with investing in the U.S. These risks include

The Fund 23

NOTES TO FINANCIAL STATEMENTS (continued)

revaluation of currencies, high rates of inflation, repatriation restrictions on income and capital, and adverse political and economic developments. Moreover, securities issued in these markets may be less liquid, subject to government ownership controls and delayed settlements, and their prices may be more volatile than those of comparable securities in the U.S.

(e) Affiliated issuers: Investments in other investment companies advised by Dreyfus are defined as “affiliated” in the Act. Investments in affiliated investment companies for the period ended August 31, 2012 were as follows:

Affiliated
Investment	Value				Value		Net
Company	8/31/2011	($)	Purchases ($)	Sales ($)	8/31/2012	($)	Assets (%)
Dreyfus
Institutional
Preferred
Plus Money
Market
Fund	3,201,000		19,509,000	22,710,000	—		—

(f) Dividends to shareholders: Dividends are recorded on the ex-dividend date. Dividends from investment income-net and dividends from net realized capital gains, if any, are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the “Code”).To the extent that net realized capital gains can be offset by capital loss carryovers, it is the policy of the fund not to distribute such gains. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

(g) Federal income taxes: It is the policy of the fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income sufficient to relieve it from substantially all federal income and excise taxes.

As of and during the period ended August 31, 2012, the fund did not have any liabilities for any uncertain tax positions.The fund recognizes interest and penalties, if any, related to uncertain tax positions as income tax expense in the Statement of Operations. During the period, the fund did not incur any interest or penalties.

Each of the tax years in the three-year period ended August 31, 2012 remains subject to examination by the Internal Revenue Service and state taxing authorities.

At August 31, 2012, the components of accumulated earnings on a tax basis were as follows: undistributed ordinary income $931,848, accumulated capital losses $1,694,027 and unrealized depreciation $4,990,915.

Under the Regulated Investment Company Modernization Act of 2010 (the “2010 Act”), the fund is permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 (“post-enactment losses”) for an unlimited period. Furthermore, post-enactment capital loss carryovers retain their character as either short-term or long-term capital losses rather than short-term as they were under previous statute.The 2010 Act requires post-enactment losses to be utilized before the utilization of losses incurred in taxable years prior to the effective date of the 2010 Act (“pre-enactment losses”).As a result of this ordering rule, pre-enactment losses may be more likely to expire unused.

The accumulated capital loss carryover is available for federal income tax purposes to be applied against future net realized capital gains, if any, realized subsequent to August 31, 2012.The fund has $966,458 of post-enactment short-term capital losses and $727,569 of post-enactment long-term capital losses that can be carried forward for an unlimited period.

The tax character of distributions paid to shareholders during the fiscal periods ended August 31, 2012 and August 31, 2011 were as follows: ordinary income $453,788 and $271,536 and long-term capital gains $422,858 and $0, respectively.

The Fund 25

NOTES TO FINANCIAL STATEMENTS (continued)

During the period ended August 31, 2012, as a result of permanent book to tax differences, primarily due to the tax treatment for foreign currency gains and losses and dividend reclassification, the fund decreased accumulated undistributed investment income-net by $159,603 and increased accumulated net realized gain (loss) on investments by the same amount. Net assets and net asset value per share were not affected by this reclassification.

(h) New Accounting Pronouncement: In December 2011, FASB issued Accounting Standards Update No. 2011-11 “Disclosures about Offsetting Assets and Liabilities” (“ASU 2011-11”). These disclosure requirements are intended to help investors and other financial statement users to better assess the effect or potential effect of offsetting arrangements on a company’s financial position.They also improve transparency in the reporting of how companies mitigate credit risk, including disclosure of related collateral pledged or received. In addition,ASU 2011-11 facilitates comparison between those entities that prepare their financial statements on the basis of GAAP and those entities that prepare their financial statements on the basis of International Financial Reporting Standards (“IFRS”). ASU 2011-11 requires entities to: disclose both gross and net information about both instruments and transactions eligible for offset in the financial statements; and disclose instruments and transactions subject to an agreement similar to a master netting agreement. ASU 2011-11 is effective for fiscal years beginning on or after January 1, 2013, and interim periods within those annual periods.At this time, management is evaluating the implications of ASU 2011-11 and its impact on the funds’ financial statement disclosures.

NOTE 2—Bank Lines of Credit:

The fund participates with other Dreyfus-managed funds in a $225 million unsecured credit facility led by Citibank, N.A. and a $300 million unsecured credit facility provided by The Bank of New York Mellon, a subsidiary of BNY Mellon and an affiliate of Dreyfus (each, a “Facility”), each to be utilized primarily for temporary or emergency purposes, including the financing of redemptions. In connection therewith, the fund has agreed to pay its pro rata portion of commitment fees for each Facility. Interest is charged to the fund based on rates determined pursuant to the terms of the respective Facility at the time of borrowing.

The average amount of borrowings outstanding under the Facilities during the period ended August 31, 2012 was approximately $24,600, with a related weighted average annualized interest rate of 1.23%.

NOTE 3—Management Fee, Sub-Investment Advisory Fee and Other Transactions With Affiliates:

(a) Pursuant to a management agreement with the Manager, the management fee is computed at the annual rate of 1.25% of the value of the fund’s average daily net assets and is payable monthly.

Dreyfus had contractually agreed, from September 1, 2011 until September 30, 2012, to assume the expenses of the fund so that the total annual fund operating expenses of none of the classes (excluding Rule 12b-1 Distribution Plan fees, Shareholder Services Plan fees, taxes, interest expense, brokerage commissions, commitment fees on borrowings and extraordinary expenses) exceeded 2.25% of the value of the fund’s average daily net assets. Dreyfus has contractually agreed, from October 1, 2012 until January 1, 2014, to assume the expenses of the fund so that the total annual fund operating expenses of none of the classes (excluding certain expenses as described above) exceed 1.75% of the value of the fund’s average daily net assets. During the period ended August 31, 2012, there was no expense reimbursement pursuant to the undertaking.

Pursuant to a sub-investment advisory agreement between Dreyfus and BNY Mellon ARX, Dreyfus pays BNY Mellon ARX a monthly fee at an annual rate of .60% of the value of the fund’s average daily net assets.

During the period ended August 31, 2012, the Distributor retained $22,823 from commissions earned on sales of the fund’s Class A shares and $771 from CDSCs on redemptions of the fund’s Class C shares.

The Fund 27

NOTES TO FINANCIAL STATEMENTS (continued)

(b) Under the Distribution Plan adopted pursuant to Rule 12b-1 under the Act, Class C shares pay the Distributor for distributing its shares at an annual rate of .75% of the value of the average daily net assets of Class C shares. During the period ended August 31, 2012, Class C shares were charged $42,439 pursuant to the Distribution Plan.

(c) Under the Shareholder Services Plan, Class A and Class C shares pay the Distributor at an annual rate of .25% of the value of their average daily net assets for the provision of certain services.The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the fund and providing reports and other information, and services related to the maintenance of shareholder accounts.The Distributor may make payments to Service Agents (securities dealers, financial institutions or other industry professionals) in respect of these services. The Distributor determines the amounts to be paid to Service Agents. During the period ended August 31, 2012, Class A and Class C shares were charged $71,797 and $14,146, respectively, pursuant to the Shareholder Services Plan.

The fund has arrangements with the transfer agent and the custodian whereby the fund may receive earnings credits when positive cash balances are maintained, which are used to offset transfer agency and custody fees. For financial reporting purposes, the fund includes net earnings credits as an expense offset in the Statement of Operations.

The fund compensates DreyfusTransfer, Inc. (“DTI”), a wholly-owned subsidiary of Dreyfus, under a transfer agency agreement for providing transfer agency services for the fund and, since May 29, 2012, cash management services related to fund subscriptions and redemptions. During the period ended August 31, 2012, the fund was charged $13,104 for transfer agency services and $155 for cash management services. Cash management fees were partially offset by earnings credits of $18. These fees are included in Shareholder servicing costs in the Statement of Operations.

The fund compensatesThe Bank of NewYork Mellon under a custody agreement for providing custodial services for the fund. During the period ended August 31, 2012, the fund was charged $48,139 pursuant to the custody agreement.

Prior to May 29, 2012, the fund compensated The Bank of New York Mellon under a cash management agreement for performing cash management services related to fund subscriptions and redemptions. During the period ended August 31, 2012, the fund was charged $1,265 pursuant to the cash management agreement, which is included in Shareholder servicing costs in the Statement of Operations.These fees were partially offset by earnings credits of $36.

During the period ended August 31, 2012, the fund was charged $6,392 for services performed by the Chief Compliance Officer and his staff.

The components of “Due to The Dreyfus Corporation and affiliates” in the Statement of Assets and Liabilities consist of: management fees $38,072, Distribution Plan fees $3,346, Shareholder Services Plan fees $6,489, custodian fees $9,029, Chief Compliance Officer fees $4,243 and transfer agency per account fees $2,848.

(d) Each Board member also serves as a Board member of other funds within the Dreyfus complex. Annual retainer fees and attendance fees are allocated to each fund based on net assets.

(e) A 2% redemption fee is charged and retained by the fund on certain shares redeemed within sixty days, following the date of issuance, including redemptions made through the use of the fund’s exchange privilege. During the period ended August 31, 2012, redemption fees charged and retained by the fund amounted to $6,133.

NOTE 4—Securities Transactions:

The aggregate amount of purchases and sales of investment securities, excluding short-term securities and forward contracts, during the period ended August 31, 2012, amounted to $15,315,634 and $18,650,746, respectively.

The Fund 29

NOTES TO FINANCIAL STATEMENTS (continued)

Derivatives: A derivative is a financial instrument whose performance is derived from the performance of another asset. Each type of derivative instrument that was held by the fund during the period ended August 31, 2012 is discussed below.

Forward Foreign Currency Exchange Contracts: The fund enters into forward contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings, to settle foreign currency transactions or as a part of its investment strategy. When executing forward contracts, the fund is obligated to buy or sell a foreign currency at a specified rate on a certain date in the future. With respect to sales of forward contracts, the fund incurs a loss if the value of the contract increases between the date the forward contract is opened and the date the forward contract is closed.The fund realizes a gain if the value of the contract decreases between those dates.With respect to purchases of forward contracts, the fund incurs a loss if the value of the contract decreases between the date the forward contract is opened and the date the forward contract is closed.The fund realizes a gain if the value of the contract increases between those dates. Any realized or unrealized gains or losses which occurred during the period are reflected in the Statement of Operations. The fund is exposed to foreign currency risk as a result of changes in value of underlying financial instruments.The fund is also exposed to credit risk associated with counterparty nonperformance on these forward contracts, which is typically limited to the unrealized gain on each open contract. At August 31, 2012, there were no forward contracts outstanding.

At August 31, 2012, the cost of investments for federal income tax purposes was $39,186,267; accordingly, accumulated net unrealized depreciation on investments was $4,990,094, consisting of $3,326,561 gross unrealized appreciation and $8,316,655 gross unrealized depreciation.

REPORT OF INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM

Shareholders and Board of Directors
Dreyfus Brazil Equity Fund

We have audited the accompanying statement of assets and liabilities, including the statement of investments, of Dreyfus Brazil Equity Fund (one of the series comprising Dreyfus International Funds, Inc.) as of August 31, 2012, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for the each of the periods indicated therein.These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States).Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement.We were not engaged to perform an audit of the Fund’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of August 31, 2012 by correspondence with the custodian and others.We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Dreyfus Brazil Equity Fund at August 31, 2012, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the indicated periods, in conformity with U.S. generally accepted accounting principles.

New York, New York
October 29, 2012

The Fund 31

IMPORTANT TAX INFORMATION (Unaudited)

In accordance with federal tax law, the fund elects to provide each shareholder with their portion of the fund’s foreign taxes paid and the income sourced from foreign countries. Accordingly, the fund hereby reports the following information regarding its fiscal year ended August 31, 2012:

—the total amount of taxes paid to foreign countries was $111,348.

—the total amount of income sourced from foreign countries was $2,396,407.

Where required by federal tax law rules, shareholders will receive notification of their proportionate share of foreign taxes paid and foreign sourced income for the 2012 calendar year with Form 1099-DIV which will be mailed in early 2013. The fund also hereby designates $.1385 per share as a long-term capital gain distribution paid on December 29, 2011.

PROXY RESULTS (Unaudited)

The Company held a special meeting of shareholders on August 3, 2012.The proposal considered at the meeting, and the results, are as follows:

		Shares
	Votes For		Authority Withheld
To elect additional Board Members:
Lynn Martin†	84,639,103		1,683,889
Robin A. Melvin†	84,706,011		1,616,981
Philip L. Toia†	84,685,850		1,637,142

† Each new Board Member’s term commenced on September 1, 2012.
In addition Peggy C. Davis, Joseph S. DiMartino, David P. Feldman, Ehud Houminer and Dr. Martin Peretz continue as Board Members of the Company.

The Fund 33

INFORMATION ABOUT THE RENEWAL OF THE
FUND’S MANAGEMENT AND SUB-INVESTMENT
ADVISORY AGREEMENTS (Unaudited)

At a meeting of the fund’s Board of Directors held on March 6, 2012, the Board considered the renewal of the fund’s Management Agreement, pursuant to which Dreyfus provides the fund with investment advisory and administrative services (the “Agreement”), and the Sub-Investment Advisory Agreement (together, the “Agreements”), pursuant to which BNY Mellon ARX Investimentos Ltda. (the “Sub-Adviser”) provides day-to-day management of the fund’s investments.The Board members, none of whom are “interested persons” (as defined in the Investment Company Act of 1940, as amended) of the fund, were assisted in their review by independent legal counsel and met with counsel in executive session separate from representatives of Dreyfus and the Sub-Adviser. In considering the renewal of the Agreements, the Board considered all factors that it believed to be relevant, including those discussed below. The Board did not identify any one factor as dispositive, and each Board member may have attributed different weights to the factors considered.

Analysis of Nature, Extent, and Quality of Services Provided to the Fund.The Board considered information previously provided to them in presentations from Dreyfus representatives regarding the nature, extent, and quality of the services provided to funds in the Dreyfus fund complex, and Dreyfus representatives confirmed that there had been no material changes in this information. Dreyfus provided the number of open accounts in the fund, the fund’s asset size and the allocation of fund assets among distribution channels. Dreyfus also had previously provided information regarding the diverse intermediary relationships and distribution channels of funds in the Dreyfus fund complex and Dreyfus’ corresponding need for broad, deep, and diverse resources to be able to provide ongoing shareholder services to each distribution channel, including the distribution channel(s) for the fund.

The Board also considered research support available to, and portfolio management capabilities of, the fund’s portfolio management personnel and that Dreyfus also provides oversight of day-to-day fund operations, including fund accounting and administration and assistance in meeting legal and regulatory requirements. The Board also considered Dreyfus’ extensive administrative, accounting, and compliance infrastructures, as well as Dreyfus’ supervisory activities over the Sub-Adviser.The Board also considered portfolio management’s brokerage policies and practices (including policies and practices regarding soft dollars) and the standards applied in seeking best execution.

Comparative Analysis of the Fund’s Performance and Management Fee and Expense Ratio.The Board reviewed reports prepared by Lipper, Inc. (“Lipper”), an independent provider of investment company data, which included information comparing (1) the fund’s performance with the performance of a group of comparable funds (the “Performance Group”) and with a broader group of funds (the “Performance Universe”), all for the period ended December 31, 2011, and (2) the fund’s actual and contractual management fees and total expenses with those of a group of comparable funds (the “Expense Group”) and with a broader group of funds (the “Expense Universe”), the information for which was derived in part from fund financial statements available to Lipper as of the date of its analysis. Dreyfus previously had furnished the Board with a description of the methodology Lipper used to select the Performance Group and Performance Universe and the Expense Group and Expense Universe.

Dreyfus representatives stated that the usefulness of performance comparisons may be affected by a number of factors, including different investment limitations that may be applicable to the fund and comparison funds.The Board discussed the results of the comparisons and noted that the fund’s total return performance was above the Performance Group and Performance Universe medians, ranking in the first quartile for the Performance Group and Performance Universe for the one-year period (ranked first in Performance Group). Dreyfus also provided a comparison of the fund’s calendar year total returns to the returns of the fund’s benchmark index.

The Fund 35

INFORMATION ABOUT THE RENEWAL OF THE FUND’S MANAGEMENT
AND SUB-INVESTMENT ADVISORY AGREEMENTS (Unaudited) (continued)

The Board also reviewed the range of actual and contractual management fees and total expenses of the Expense Group and Expense Universe funds and discussed the results of the comparisons.The Board noted that the fund’s contractual management fee was above the Expense Group median, and the fund’s actual management fee and total expenses were above the Expense Group and Expense Universe medians.

Dreyfus representatives noted that Dreyfus has contractually agreed, until January 1, 2013, to assume the expenses of the fund so that the total annual fund operating expenses of none of the classes (excluding the Rule 12b-1 Distribution Plan fees, Shareholder Services Plan fees, taxes, interest expense, brokerage commissions, commitment fees on borrowings and extraordinary expenses) exceed 2.25% of the value of the fund’s average daily net assets.

Dreyfus representatives reviewed with the Board the management or investment advisory fees (1) paid by funds advised or administered by Dreyfus that are in the same Lipper category as the fund and (2) paid to Dreyfus or the Sub-Adviser or its affiliates for advising any separate accounts and/or other types of client portfolios that are considered to have similar investment strategies and policies as the fund (the “Similar Clients”), and explained the nature of the Similar Clients.They discussed differences in fees paid and the relationship of the fees paid in light of any differences in the services provided and other relevant factors.The Board considered the relevance of the fee information provided for the Similar Clients to evaluate the appropriateness and reasonableness of the fund’s management fee.

The Board considered the fee to the Sub-Adviser in relation to the fee paid to Dreyfus by the fund and the respective services provided by the Sub-Adviser and Dreyfus.The Board also noted the Sub-Adviser’s fee is paid by Dreyfus (out of its fee from the fund) and not the fund.

Analysis of Profitability and Economies of Scale. Dreyfus representatives reviewed the expenses allocated and profit received by Dreyfus and the resulting profitability percentage for managing the fund, and the method used to determine the expenses and profit. The Board concluded that the profitability results were not unreasonable, given the services rendered and service levels provided by Dreyfus. The Board previously had been provided with information prepared by an independent consulting firm regarding Dreyfus’ approach to allocating costs to, and determining the profitability of, individual funds and the entire Dreyfus fund complex. The consulting firm also had analyzed where any economies of scale might emerge in connection with the management of a fund.

The Board’s counsel stated that the Board should consider the profitability analysis (1) as part of their evaluation of whether the fees under the Agreements bear a reasonable relationship to the mix of services provided by Dreyfus and the Sub-Adviser, including the nature, extent and quality of such services, and (2) in light of the relevant circumstances for the fund and the extent to which economies of scale would be realized if the fund grows and whether fee levels reflect these economies of scale for the benefit of fund shareholders. Since Dreyfus, and not the fund, pays the Sub-Adviser pursuant to the Sub-Investment Advisory Agreement, the Board did not consider the Sub-Adviser’s profitability to be relevant to its deliberations. Dreyfus representatives noted that a discussion of economies of scale is predicated on a fund having achieved a substantial size with increasing assets and that, if a fund’s assets had been stable or decreasing, the possibility that Dreyfus may have realized any economies of scale would be less. Dreyfus representatives also noted that, as a result of shared and allocated costs among funds in the Dreyfus fund complex, the extent of economies of scale could depend substantially on the level of assets in the complex as a whole, so that increases and decreases in complex-wide assets can affect potential economies of scale in a manner that is disproportionate to, or even in the opposite direction from, changes in the fund’s asset level.The Board also considered potential benefits to Dreyfus and the Sub-Adviser from acting as investment adviser and sub-investment adviser, respectively, and noted the soft dollar arrangements in effect for trading the fund’s investments.

The Fund 37

INFORMATION ABOUT THE RENEWAL OF THE FUND’S MANAGEMENT
AND SUB-INVESTMENT ADVISORY AGREEMENTS (Unaudited) (continued)

At the conclusion of these discussions, the Board agreed that it had been furnished with sufficient information to make an informed business decision with respect to the renewal of the Agreements. Based on the discussions and considerations as described above, the Board concluded and determined as follows.

  The Board concluded that the nature, extent and quality of the services provided by Dreyfus and the Sub-Adviser are adequate and appropriate.

  The Board was satisfied with the fund’s performance.

  The Board concluded that the fees paid to Dreyfus and the Sub- Adviser were reasonable in light of the considerations described above.

  The Board determined that the economies of scale which may accrue to Dreyfus and its affiliates in connection with the management of the fund had been adequately considered by Dreyfus in connection with the fee rate charged to the fund pursuant to the Agreement and that, to the extent in the future it were determined that material economies of scale had not been shared with the fund, the Board would seek to have those economies of scale shared with the fund.

The Board considered these conclusions and determinations, along with information received on a routine and regular basis throughout the year. In addition, it should be noted that the Board’s consideration of the contractual fee arrangements for this fund had the benefit of a number of years of reviews of prior or similar agreements during which lengthy discussions took place between the Board and Dreyfus representatives. Certain aspects of the arrangements may receive greater scrutiny in some years than in others, and the Board’s conclusions may be based, in part, on their consideration of the same or similar arrangements in prior years.The Board determined that renewal of the Agreements was in the best interests of the fund and its shareholders.

BOARD MEMBERS INFORMATION (Unaudited)

The Fund 39

BOARD MEMBERS INFORMATION (Unaudited) (continued)

OFFICERS OF THE FUND (Unaudited)

The Fund 41

BOARD MEMBERS INFORMATION (Unaudited) (continued)

For More Information

Telephone Call your financial representative or 1-800-DREYFUS

Mail The Dreyfus Family of Funds, 144 Glenn Curtiss Boulevard, Uniondale, NY 11556-0144

The fund files its complete schedule of portfolio holdings with the Securities and Exchange
Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The fund’s Forms N-Q are available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on
the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

A description of the policies and procedures that the fund uses to determine how to vote proxies relating to portfolio securities, and information regarding how the fund voted these proxies for the most recent 12-month period ended June 30, is available at
http://www.dreyfus.com and on the SEC’s website at http://www.sec.gov. The description of the policies and procedures is also available without charge, upon request, by calling 1-800-DREYFUS.

© 2012 MBSC Securities Corporation

Item 2.                        Code of Ethics.

The Registrant has adopted a code of ethics that applies to the Registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions.  There have been no amendments to, or waivers in connection with, the Code of Ethics during the period covered by this Report.

Item 3.                        Audit Committee Financial Expert.

The Registrant's Board has determined that David P. Feldman, a member of the Audit Committee of the Board, is an audit committee financial expert as defined by the Securities and Exchange Commission (the "SEC").   David P. Feldman is "independent" as defined by the SEC for purposes of audit committee financial expert determinations.

Item 4.                        Principal Accountant Fees and Services.

(a)  Audit Fees.  The aggregate fees billed for each of the last two fiscal years (the "Reporting Periods") for professional services rendered by the Registrant's principal accountant (the "Auditor") for the audit of the Registrant's annual financial statements or services that are normally provided by the Auditor in connection with the statutory and regulatory filings or engagements for the Reporting Periods, were $40,920 in 2011 and $41,624 in 2012.

(b)  Audit-Related Fees. The aggregate fees billed in the Reporting Periods for assurance and related services by the Auditor that are reasonably related to the performance of the audit of the Registrant's financial statements and are not reported under paragraph (a) of this Item 4 were $6,000 in 2011 and $6,000 in 2012. These services consisted of one or more of the following: (i) agreed upon procedures related to compliance with Internal Revenue Code section 817(h), (ii) security counts required by Rule 17f-2 under the Investment Company Act of 1940, as amended, (iii) advisory services as to the accounting or disclosure treatment of Registrant transactions or events and (iv) advisory services to the accounting or disclosure treatment of the actual or potential impact to the Registrant of final or proposed rules, standards or interpretations by the Securities and Exchange Commission, the Financial Accounting Standards Boards or other regulatory or standard-setting bodies.

The aggregate fees billed in the Reporting Periods for non-audit assurance and related services by the Auditor to the Registrant's investment adviser (not including any sub-investment adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the Registrant ("Service Affiliates"), that were reasonably related to the performance of the annual audit of the Service Affiliate, which required pre-approval by the Audit Committee were $-0- in 2011 and $-0- in 2012.

(c)  Tax Fees.  The aggregate fees billed in the Reporting Periods for professional services rendered by the Auditor for tax compliance, tax advice, and tax planning ("Tax Services") were $1,988 in 2011 and $3,925 in 2012. These services consisted of: (i) review or preparation of U.S. federal, state, local and excise tax returns; (ii) U.S. federal, state and local tax planning, advice and assistance regarding statutory, regulatory or administrative developments; (iii) tax advice regarding tax qualification matters and/or treatment of various financial instruments held or proposed to be acquired or held, and (iv) determination of Passive Foreign Investment Companies. The aggregate fees billed in the Reporting Periods for Tax Services by the Auditor to Service Affiliates, which required pre-approval by the Audit Committee were $-0- in 2011 and $-0- in 2012.

(d)  All Other Fees.  The aggregate fees billed in the Reporting Periods for products and services provided by the Auditor, other than the services reported in paragraphs (a) through (c) of this Item, were $16 in 2011 and $82 in 2012. These services consisted of a review of the Registrant's anti-money laundering program.

The aggregate fees billed in the Reporting Periods for Non-Audit Services by the Auditor to Service Affiliates, other than the services reported in paragraphs (b) through (c) of this Item, which required pre-approval by the Audit Committee, were  $-0- in 2011 and $200,000 in 2012.

(e)(1) Audit Committee Pre-Approval Policies and Procedures. The Registrant's Audit Committee has established policies and procedures (the "Policy") for pre-approval (within specified fee limits) of the Auditor's engagements for non-audit services to the Registrant and Service Affiliates without specific case-by-case consideration. The pre-approved services in the Policy can include pre-approved audit services, pre-approved audit-related services, pre-approved tax services and pre-approved all other services.  Pre-approval considerations include whether the proposed services are compatible with maintaining the Auditor's independence.  Pre-approvals pursuant to the Policy are considered annually.

(e)(2) Note: None of the services described in paragraphs (b) through (d) of this Item 4 were approved by the Audit Committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) None of the hours expended on the principal accountant's engagement to audit the registrant's financial statements for the most recent fiscal year were attributed to work performed by persons other than the principal account's full-time, permanent employees.

Non-Audit Fees. The aggregate non-audit fees billed by the Auditor for services rendered to the Registrant, and rendered to Service Affiliates, for the Reporting Periods were $16,103,335 in 2011 and $41,730,768 in 2012.

Auditor Independence. The Registrant's Audit Committee has considered whether the provision of non-audit services that were rendered to Service Affiliates, which were not pre-approved (not requiring pre-approval), is compatible with maintaining the Auditor's independence.

Item 5.                        Audit Committee of Listed Registrants.

                        Not applicable.  [CLOSED-END FUNDS ONLY]

Item 6.                        Investments.

(a)                    Not applicable.

Item 7.            Disclosure of Proxy Voting Policies and Procedures for Closed-End Management            Investment Companies.

                        Not applicable.  [CLOSED-END FUNDS ONLY]

Item 8.                        Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.  [CLOSED-END FUNDS ONLY, beginning with reports for periods ended on and after December 31, 2005]

Item 9.                        Purchases of Equity Securities by Closed-End Management Investment Companies and             Affiliated Purchasers.

                        Not applicable.  [CLOSED-END FUNDS ONLY]

Item 10.          Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures applicable to Item 10.

Item 11.          Controls and Procedures.

(a)        The Registrant's principal executive and principal financial officers have concluded, based on their evaluation of the Registrant's disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the Registrant's disclosure controls and procedures are reasonably designed to ensure that information required to be disclosed by the Registrant on Form N-CSR is recorded, processed, summarized and reported within the required time periods and that information required to be disclosed by the Registrant in the reports that it files or submits on Form N-CSR is accumulated and communicated to the Registrant's management, including its principal executive and principal financial officers, as appropriate to allow timely decisions regarding required disclosure.

(b)        There were no changes to the Registrant's internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12.          Exhibits.

(a)(1)   Code of ethics referred to in Item 2.

(a)(2)   Certifications of principal executive and principal financial officers as required by Rule 30a-2(a) under the Investment Company Act of 1940.

(a)(3)   Not applicable.

(b)        Certification of principal executive and principal financial officers as required by Rule 30a-2(b) under the Investment Company Act of 1940.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.

Dreyfus International Funds, Inc.

By: /s/ Bradley J. Skapyak
Bradley J. Skapyak, President
Date:	October 22, 2012

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this Report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By: /s/ Bradley J. Skapyak
Bradley J. Skapyak, President
Date:	October 22, 2012

By: /s/ James Windels
James Windels, Treasurer
Date:	October 22, 2012

EXHIBIT INDEX

(a)(1)   Code of ethics referred to in Item 2.

(a)(2)   Certifications of principal executive and principal financial officers as required by Rule 30a-2(a) under the Investment Company Act of 1940.  (EX-99.CERT)

(b)        Certification of principal executive and principal financial officers as required by Rule 30a-2(b) under the Investment Company Act of 1940.  (EX-99.906CERT)